Page 1

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant []

Check the appropriate box:

[X]  Preliminary proxy statement

[]   Definitive proxy statement

[]   Definitive additional materials

[]   Soliciting material pursuant to Rule 14a-11(c) or Rule  14a-12

                      ATWOOD OCEANICS, INC.
         (Name of Registrant as Specified in Its Charter)

                      ATWOOD OCEANICS, INC.
            (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [x]  No fee required.

     []   Fee computed on table below per Exchange Act Rules
          14-a6(i)(4) and 0-11.

     (1) Title of each class of securities to which transactions applies: N/A

     (2) Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

     (4)  Proposed maximum aggregate value of transaction:  N/A

     (5)  Total Fee paid:  N/A

          []  Fee paid previously with preliminary materials

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:  N/A
     (2)  Form, schedule or registration statement no.:  N/A
     (3)  Filing party:  N/A

     (4)  Date filed:  N/A

   Preliminary Copy - For the information of the Securities and Exchange
                          Commission only

                      ATWOOD OCEANICS, INC.

                    15835 PARK TEN PLACE DRIVE
                       HOUSTON, TEXAS 77084



             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                   Houston, Texas
                                                 January 24, 1997

To the Shareholders of
ATWOOD OCEANICS, INC.:

Notice is hereby given that, pursuant to the provisions of the Bylaws of Atwood Oceanics, Inc., the Annual Meeting of the
Shareholders of Atwood Oceanics, Inc. will be held at the executive offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, in the City of Houston, Texas 77084, at 10:00 o'clock A.M., Houston Time, on Thursday, February 13, 1997, for the following purposes:

     1. To elect six (6) members of the Board of Directors for the term of office specified in the accompanying Proxy
          Statement.

     2. To approve a proposed amendment to the Company's Restated Articles of Incorporation to increase the authorized common stock from 10,000,000 shares to 25,000,000 shares as described in the accompanying Proxy Statement.

     3.   To  approve   the  proposed  adoption   of  the  Atwood
          Oceanics, Inc. 1996 Incentive Equity Plan as described in the accompanying Proxy Statement.

     4.   To act upon a shareholder proposal.

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on December 31, 1996 will be entitled to notice of and to vote at the Annual
Meeting.

Shareholders are cordially invited to attend the meeting in person. Those who will not attend are requested to sign and promptly mail the enclosed proxy for which a stamped return envelope is provided.

                                    Page 3
By Order of the Board of Directors

                                         JAMES M. HOLLAND, Secretary

                  ANNUAL MEETING OF SHAREHOLDERS

                      ATWOOD OCEANICS, INC.

                         _______________
                         PROXY STATEMENT
                         _______________

                         January 24, 1997

                SECURITY HOLDERS ENTITLED TO VOTE

     Holders of shares of common stock, par value $1.00 ("Common Stock") of Atwood Oceanics, Inc., (hereinafter sometimes called the "Company") of record at the close of business on December 31, 1996 will be entitled to vote at the Annual Meeting of Shareholders to be held February 13, 1997 at 10:00 o'clock A.M., Houston Time, at the executive offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, Houston, Texas, 77084 and at any and all adjournments thereof.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy, when executed and not so revoked, will be voted in accordance therewith. This proxy material is first being mailed to shareholders on January 24, 1997.

                 PERSONS MAKING THE SOLICITATION

     This proxy is solicited on behalf of the Board of Directors of Atwood Oceanics, Inc. In addition to solicitation by mail, the Company may request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owner of stock and to secure their voting instructions, if necessary.
Further solicitation of proxies may be made by telephone, telegram, or oral communication with some shareholders of the Company, following the original solicitation. All such further solicitation will be made by regular employees of the Company and the cost will be borne by the Company.

                        VOTING SECURITIES

     At the close of business on December 31, 1996, the time which has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were 6,710,413 shares of Common Stock of the Company outstanding.

     The election as directors of the persons nominated in this proxy statement, as well as adoption of the 1996 Incentive Equity Plan, and approval of the shareholder proposal, will require the vote of the holders of a majority of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present. Approval of the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock will require the vote of holders of at least two-thirds of the outstanding shares of Common Stock. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will operate to prevent the election of the directors nominated in this Proxy Statement or the approval of such other matters as may properly come before the meeting to the same extent as a vote withholding authority to vote for the election of directors so nominated or a vote against such other matters.

     Each share of Common Stock entitles its owner to one vote except with respect to the election of directors. With respect to the election of directors, each shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such votes and give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or to distribute the votes so cumulated among as many candidates as he may desire. In the event of cumulative voting, the candidates for directors receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     If a shareholder desires to exercise his right to cumulate votes for directors, the laws of the State of Texas, the State in which the Company is incorporated, require the shareholder to give the Secretary of the Company written notice of such intention on or before the day preceding the meeting. Such notice should be sent to: Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218, Attention: James M. Holland. If any shareholder gives such notice, all shareholders have the right to use cumulative voting at the meeting. The persons appointed by the enclosed form of proxy are not expected to exercise the right to cumulate votes for election of the directors named elsewhere in this Proxy Statement, although such persons shall have discretionary authority to do so.

                      PRINCIPAL SHAREHOLDERS

     The following table reflects certain information known to the Company concerning persons beneficially owning more than 5% of the outstanding Common Stock of the Company as of December 31, 1996 (except as otherwise indicated). The information set forth below (other than with respect to Helmerich & Payne International Drilling Co. and Helmerich & Payne, Inc.) is based on materials furnished to the Company in connection with Securities and Exchange Commission filings by or on behalf of the shareholders named below, as of various dates during the Company's fiscal year and on information provided by CDA Equity Intelligence in reports prepared for the Company. Unless otherwise noted, each shareholder listed below has sole voting and dispositive power with respect to the shares listed.

Name and Address                                  Shares Owned   Percent
                                                  Beneficially      of
                                                                  Class

Helmerich  & Payne  Intl.  Drilling Co.(1)  -------    820,124   12.22%
     Utica at 21st
     Tulsa, Oklahoma
Helmerich  &  Payne, Inc.(1)---------------------      779,876   11.62%
     Utica at 21st
     Tulsa, Oklahoma
State Street Research & Management Co.(2)-----         517,100    7.71%
     One Financial Center
     31st Floor
     Boston, Massachusetts 02111
Forstmann-Leff  Associates Inc.  (3)-------------      381,900    5.69%
     55 East 52nd Street
     New York, New York 10055
Ralph Wanger  (4)-------------------------------       367,700    5.48%
Wanger Asset Management, Ltd. (4)
Wanger Asset Management, L.P. (4)
     227 West Monroe
     Suite 3000
     Chicago, Illinois 60606
Capital Group Companies, Inc.(5)---------------        360,000    5.36%
Capital Research and Management Company(5)
SMALLCAP World Fund, Inc.(5)
     333 South Hope Street
     Los Angeles, California 90071

___________________

     (1) Walter H. Helmerich, III is Chairman and a director, and Hans Helmerich, son of Walter H. Helmerich, III, is President, Chief Executive Officer and a director, respectively, of Helmerich & Payne, Inc. Messrs. Walter
          H. Helmerich, III and Hans Helmerich, together with other family members and the estate of W.H. Helmerich, deceased, are controlling shareholders of Helmerich & Payne, Inc., which with its wholly-owed subsidiary, Helmerich & Payne International Drilling Co., owns of record and beneficially
          1,600,000 shares of Common Stock of the Company. Messrs. Walter H. Helmerich, III and Hans Helmerich have disclaimed beneficial ownership of the Common Stock owned by these companies.

     (2) State Street Research & Management Co. ("State Street") acquired its initial ownership of the Company's Common Stock in 1996 and to date has not furnished to the Company copies of any reports filed with the Securities and Exchange Commission in connection with such ownership, since such filings will not be required until February 1997. The information on the 517,100 shares owned beneficially by State Street at December 31, 1996 was obtained from a report dated January 2, 1997 prepared by CDA Equity Intelligence for the Company. The Company has no knowledge concerning the voting and dispositive powers with respect to the 517,100 shares owned by State Street at December 31, 1996.

     (3) FLA Asset Management, Inc. is a subsidiary of Forstmann-Leff Associates Inc. Forstmann-Leff Associates, Inc. has sole voting power with respect to 254,500 shares, shared voting power with respect to 5,700 shares, sole dispositive power with respect to 272,100 shares and shared dispositive power with respect to 109,800 shares of the Company's Common Stock. FLA Asset Management, Inc. has no sole voting or dispositive power with respect to any shares of the Company's Common Stock, and has shared voting power with respect to 5,700 shares and shared dispositive power with respect to 109,800 shares of the Company's Common Stock. The foregoing information was obtained from an Amendment No. 6 to Schedule 13G dated February 13, 1996 filed with the Securities and Exchange Commission by Forstmann-Leff Associates, Inc. and FLA Asset Management, Inc., adjusted by 64,300 shares reported as sold by Forstmann-Leff Associates Inc. since February 1996 in reports prepared by CDA Equity Intelligence for the Company. It was assumed that Forstmann-Leff Associates, Inc. had sole voting and disposition power with respect to the 64,300 shares sold; therefore the reported data in Amendment No. 6 to
          Schedule 13G were accordingly adjusted.

     (4) Wanger Asset Management, Ltd. ("WANGER LTD") is the general partner of Wanger Asset Management, L.P ("WANGER L.P."). The information on the 367,700 shares owned beneficially by Wanger Ltd. and Wanger L.P. (collectively "Wanger") at December 31, 1996 was obtained from a report dated January 2, 1997 prepared by CDA Equity Intelligence for the Company. WANGER initially became a 5% stockholder of the Company's common stock in 1994; however, it appears that WANGER has not owned 5% or more of the Company's common stock on a continual basis since 1994. The last material received from WANGER by the Company in connection with Securities and Exchange Commission filings was Amendment No. 2 to Schedule 13G dated February 8, 1995, which indicated that Ralph Wanger, WANGER LTD and WANGER L.P. had no sole voting or dispositive power with respect to any shares of the Company's Common stock, but did have shared voting and dispositive powers.

     (5) Capital Research and Management Company and SMALLCAP World Fund, Inc. are affiliates of The Capital Group Companies, Inc. Capital Research and Management Company and The Capital Group Companies, Inc. have no sole voting power or dispositive powers, but do have sole dispositive power with respect to 360,000 shares of the Company's Common Stock. SMALLCAP World Fund, Inc. has no shared voting or dispositive powers or sole dispositive power, but does have sole voting power with respect to 360,000 shares of the Company's Common Stock. The foregoing information was obtained from
          Schedule 13G dated February 9, 1996 filed with the Securities and Exchange Commission by Capital Research and Management Company, SMALLCAP World Fund, Inc. and The Capital Group Companies, Inc.


      COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the amount of Common Stock beneficially owned as of the close of business on December 31, 1996 by each of the directors, by each of the named executive officers, and by all directors and executive officers as a group. Unless otherwise indicated below, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown.

Name of Director,                       Shares Owned   Percent
Nominees or Group                       Beneficially   of Class

Robert W. Burgess                            -           0.00%
George S. Dotson                             -           0.00%
Walter H. Helmerich, III                    (1)          0.00%
Hans Helmerich                              (1)          0.00%
William J. Morrissey                         -           0.00%
John R. Irwin                             16,000 (3)      (2)
James M. Holland                          10,092 (4)      (2)
Larry P. Till                              7,500 (3)      (2)
Glen P. Kelley                             1,875 (3)      (2)
All directors and executive officers
     as a group (9 persons)               35,467 (5)      (2)



____________


     (1)  See Note (1) on page 5 for more information.
     (2)  Less than 1%.
     (3) All of such shares may be acquired upon the exercise of options.
     (4) Includes 9,025 shares which may be acquired upon the exercise of options.
     (5) Includes 34,400 shares which may be acquired upon the exercise of options.

                        EXECUTIVE OFFICERS

     Set forth below  are the executive officers  of the company.
The office held, date of first election to that office and the age of each officer as of the close of business on December 31, 1996 are indicated opposite his name.

                                                  Date of
                                                   First
Name                          Offices Held        Election    Age


John R. Irwin            President and Chief        March      51
                              Executive Officer     1993

James M. Holland         Senior Vice President    October      51
                              and Secretary         1988

Glen P. Kelley           Vice President -         October      48
                              Contracts and         1988
                              Administration

Larry P. Till            Vice President -         November     52
                              Operations            1992

          No family relationship exists between any of the above executive officers. All officers of the Company serve at the pleasure of the Board of Directors and may be removed at any time with or without cause.

     Mr. Irwin joined the Company in July 1979, serving as Operations Manager - Technical Services. He was elected Vice President - Operations in November 1980, Executive Vice President in October 1988, President and Chief Operating Officer in November 1992, and President and Chief Executive Officer in March 1993.

     Mr. Holland  joined the  Company  as Accounting  Manager  in
April 1977. He was elected Vice President - Finance in May 1981 and Senior Vice President and Secretary in October 1988.

     Mr. Kelley rejoined the Company in January 1983 as Manager of Operations Administration. He was elected Vice President -
Contracts and Administration in October 1988.

     Mr.  Till joined  the Company  in  February 1983  as General
Manager - Technical.  He was elected  Vice President -  Technical
Services in June 1984 and Vice President - Operations in November
1992.



ITEM 1 - ELECTION OF DIRECTORS

     At the meeting six (6) Directors (leaving one position vacant) are to be elected for terms of one year each. Although the Company's Bylaws provide that the Board of Directors consists of seven (7) persons, the Company has not yet identified a suitable nominee to fill the vacancy. Accordingly, only six (6) persons are nominated for election as directors, and shares may not be voted for a greater number of persons than the number of nominees named.

     The persons named in the enclosed form of proxy (James M. Holland and Larry P. Till) have advised that they will vote all shares represented by proxies for the election of the six nominees for Director listed below, unless authority to so vote is withheld by the shareholder. Such persons will have the discretion to cumulate the votes of the shares represented by proxy, although the exercise of such discretion is not expected. If any of the nominees listed below becomes unavailable for any reason, the shares represented by the proxies will be voted for the election of such person, if any, as may be designated by the Board.


                             Present    Served as
                             Position   a Director
                             with the   Continuously   Term to
Nominees                      Company      Since       Extend to   Age


Robert W. Burgess             Director   September     February     55
                                            1990       1998

George S. Dotson              Director    February     February     56
                                            1988       1998

Walter H. Helmerich, III      Director      April      February     73
                                            1970       1998

Hans Helmerich                Director    February     February     38
                                            1989       1998

John R. Irwin                 Director,   November     February     51
                              President     1989       1998
                              and Chief
                              Executive
                              Officer

William J. Morrissey          Director    November     February     69
                                            1969       1998

     At all times during the previous five years, Mr. Burgess has served as Chief Financial Officer (Senior Vice President) for

CIGNA   Investment   Division,  CIGNA   Companies.  CIGNA   is  a
diversified financial services company with major businesses in insurance, health care, pensions and investments. Mr. Burgess is not a director of any other publicly traded company.

     At all times during the previous five years, Mr. Dotson has served as Vice President - Drilling of Helmerich & Payne, Inc. and President of Helmerich & Payne International Drilling Co., both located in Tulsa, Oklahoma. Helmerich & Payne, Inc. is a diversified natural resources company with divisions engaged in drilling, exploration, production and real estate development. He serves as a director of Helmerich & Payne, Inc., which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the company.

     At all times during the previous five years, Mr. Walter H. Helmerich, III has served as the Chairman of the Board of Helmerich & Payne, Inc. of Tulsa, Oklahoma, which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company. In addition, Mr. Helmerich serves as a director of Liberty Bank & Trust Company of Oklahoma City, N.A., Liberty Bank & Trust Company of Tulsa, N.A., and Liberty Bancorp, Inc. He is the father of Mr. Hans Helmerich, who is also a director of the Company.

     At all times during the previous five years, Mr. Hans Helmerich has served as the Chief Executive Officer as well as a director of Helmerich & Payne, Inc. of Tulsa, Oklahoma, which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company. He is a son of Mr. Walter H. Helmerich, III.

     Mr. Irwin has been employed by the Company in various executive capacities for the last sixteen years. Mr. Irwin is not a director of any other publicly traded company.

     Mr. Morrissey served as Director and Vice Chairman of the Board of Marine Corporation until the end of 1987 when Marine Corporation was acquired by Banc One Corporation, Columbus, Ohio. Mr. Morrissey is currently retired and is not a director of any other publicly traded company.

     The Company has standing Audit, Executive and Compensation committees. The Audit Committee members are Messrs. Dotson and Morrissey. This Committee functions to review in general terms the Company's accounting policies and audit procedures and to supervise internal accounting controls. During fiscal 1996, there was one meeting of the Audit Committee. The Executive Committee, composed of Messrs. Dotson, Hans Helmerich and Irwin, meets frequently, generally by telephone conference, for review of major decisions and to act as delegated by the Board. The Compensation Committee's members, Messrs. Hans Helmerich, Burgess and Dotson are responsible for administration of the Company's Stock Option Plans, and for review and approval of all salary and bonus arrangements. During fiscal 1996, there was two meetings of the Compensation Committee.

     There were four meetings of the Board of Directors held during fiscal 1996, all of which were regularly scheduled meetings. Each director attended, during the time of his membership, at least seventy-five percent of Board and Committee meetings.


Required Vote for Election of Directors

     Election as directors of the persons nominated in this Proxy Statement will require the vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF THE PERSONS NOMINATED HEREIN.


ITEM 2 -  PROPOSAL TO  AMEND THE  COMPANY'S RESTATED  ARTICLES OF
          INCORPORATION  TO  INCREASE  THE  COMPANY'S  AUTHORIZED
          COMMON  STOCK  FROM  10,000,000  SHARES  TO  25,000,000
          SHARES

General

     The Articles of Incorporation of Atwood Oceanics, Inc. currently authorize the Company to issue up to ten million (10,000,000) shares of Common Stock, $1 per share, and one million (1,000,000) shares of Preferred Stock, no par value. The Company proposes that the Articles of Incorporation be amended to provide for twenty-five million (25,000,000) authorized shares of Common Stock, $1 par value, and one million (1,000,000) authorized shares of Preferred stock, no par value.

Capitalization

     The Board of Directors believes that it is prudent to increase the number of authorized shares of Common Stock to twenty-five million (25,000,000) shares in order to provide a reserve of shares available for issuance to meet business needs as they arise. Like most companies, the Company has historically maintained a substantial reserve of authorized but unissued shares in order to avoid the time and expense of seeking shareholder approval each time it needs to make a new issuance of Common Stock in light of possible future activities which the Board of Directors deem to be in the best interests of the shareholders. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses, or to expand its fleet through rig acquisitions and new rig development.
Although the Company has no present obligation to issue additional shares of Common Stock (except pursuant to employee stock incentive plans), the Company continues to seek growth opportunities.

     Approval of the increase in the number of authorized shares of Common Stock would not affect the rights, privileges, and preferences of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding.

     If the stockholders approve the increase in the number of authorized shares of Common Stock, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Texas corporate law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their ownership interest therein. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

     In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.


Required  Vote  for Approval  to  Increase  Authorized Shares  of
Common stock

     Approval of the proposed Amendment to the Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company will require the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of Common Stock of the Company on the Record Date entitled to vote on the proposal.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" AMENDMENT  OF THE
COMPANY'S RESTATED CERTIFICATE  OF INCORPORATION TO  INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

ITEM 3 -  PROPOSAL FOR ADOPTION OF THE ATWOOD OCEANICS, INC. 1996
          INCENTIVE EQUITY PLAN

     On December 5, 1996, the Board of Directors of the Company adopted, subject to approval of the Company's stockholders, the Atwood Oceanics, Inc. 1996 Incentive Equity Plan (the "Plan"). The principal features of the Plan are summarized below. This summary does not purport to be a complete statement of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is attached as an Appendix to this Proxy Statement.

Purpose

     The Plan is designed to encourage employee ownership of the Company's Common Stock and to assist the Company in attracting, retaining and rewarding key personnel. The Plan authorizes the Compensation Committee to grant eligible participants of the Company and its subsidiaries and affiliates, during a period of 10 years from the date of shareholder approval of the Plan, stock options and restricted stock awards of Common Stock.

Shares Available

     The total number of shares of stock reserved and available for distribution pursuant to stock options or restricted stock under the Plan shall be 335,000 shares (approximately 5% of the outstanding Common Stock of the Company), provided, however, that not more than ten percent of such amount (or 33,500 shares) shall be available for distribution pursuant to restricted stock under the Plan, in each case subject to adjustment in the event of a future stock dividend, stock split, merger, reorganization, consolidation, recapitalization. Shares underlying the unexercised portion of any terminated or lapsed stock option and shares of restricted stock which have been forfeited pursuant to applicable restrictions shall again be available for distribution in connection with future awards pursuant to the Plan.

Administration

     The Plan shall be administered by the Compensation Committee of the Board of Directors, which shall consist solely of two or more non-employee directors who are appointed by, and serve at the pleasure of, the Board. The Compensation Committee shall have the power and authority to grant to eligible employees stock options and restricted stock as provided in the Plan, and to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted, based on such factors and criteria as the Compensation Committee shall determine, in its sole discretion. The Compensation Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award granted and any agreements relating thereto; and to otherwise supervise the administration of the Plan.

Eligibility

     Officers and key employees of the Company, its subsidiaries and its affiliates (but excluding members of the Compensation Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its subsidiaries or its affiliates are eligible to be granted stock options, restricted stock awards. All awards of stock options and
restricted   stock  pursuant  to   the  Plan  will   be  made  in
consideration of the participant's contribution to the management, growth and/or profitability of the Company and its subsidiaries. As of December 31, 1996, the closing price on The Nasdaq Stock Market of the Company's Common Stock was $63.50 per share.

Stock Options

     The Plan permits the granting of options that either qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") or that do not so qualify ("Non-Qualified Stock Options"). Options granted under the Plan shall be subject to the certain terms and conditions set forth in the Plan and may contain such additional terms and conditions not inconsistent with the terms of the Plan as the Compensation Committee deems appropriate. The option exercise price for each share of Common Stock covered by an option shall be determined by the Compensation Committee, but shall be not less than the fair market value of such share on the date of grant.

     The term of each option will be fixed by the Compensation Committee, but may not exceed 10 years from the date of grant in the case of an ISO or 10 years and one day after the date of grant in the case of a Non-Qualified Stock Option. Options shall become exercisable at such time or times and subject to such terms and conditions (including, without limitation, installment exercise provisions) as shall be determined by the Compensation Committee, provided, however, that, absent special circumstances, options shall not be exercisable prior to the first anniversary date of grant. Vesting provisions limiting the exercisability of options may be waived or accelerated at any time in whole or in part based on such factors as the Compensation Committee may determine.

     The option exercise price must be paid by certified or bank check or other instrument acceptable to the Compensation Committee or, if the Compensation Committee so determines, by delivery of shares of unrestricted Common Stock valued at fair market value on the exercise date. Additionally, payment of the exercise price may be made by delivery to the Company of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company in satisfaction of the exercise price.

     The Compensation Committee may, in its discretion, authorize all or a portion of any Non-Qualified Stock Options to be granted on terms which permit transfer by the optionee to (i) the spouse, children or grandchildren of the optionee, (ii) a trust or trusts for the exclusive benefit of the spouse, children or grandchildren of the optionee, or (iii) a partnership in which the spouse, children or grandchildren of the optionee are the only partners; provided in each case that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such stock options are granted must be approved by the Compensation Committee, and must expressly provide for transferability in a manner consistent with this section, and (z) subsequent transfers of transferred options shall be prohibited except those made in accordance with the transferability provisions of the Plan or by will or by the laws of descent and distribution. Following transfer, any such stock options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Except as set forth in the Plan and in the applicable stock option agreement, no stock option shall be transferable by the optionee otherwise than by will or by laws of descent and distribution, and all stock options shall be exercisable, during the optionee's lifetime, only by the optionee.

     If an optionee's employment by the Company or any subsidiary or affiliate terminates by reason of death, long-term disability, normal retirement or approved early retirement, any stock option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Compensation Committee may determine at or after grant, for various periods up to three years (or such shorter period as the Compensation Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter. If an optionee's employment by the Company or any subsidiary or affiliate terminates voluntarily or involuntarily for any reason other than death, long-term disability, normal retirement or approved early retirement, the optionee will have three months from the date of termination to exercise any and all stock options that are then exercisable, except that, if the termination was for "cause" (as defined in the Plan), any and all options shall be immediately canceled.

Restricted Stock

     Shares of restricted stock may be issued either alone or in addition to other awards granted under the Plan. The
Compensation Committee shall determine the officers and key employees of the Company and its subsidiaries or affiliates to whom, and the time or times at which, such grants will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of an award, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Compensation Committee may condition grants of restricted stock upon the attainment of specified performance goals or such other factors or criteria as the Compensation

Committee may determine.

     During the restriction period, the recipient shall have, with respect to the shares of restricted stock covered by any award, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends, provided, however, that unless otherwise determined by the Compensation Committee, any dividends on such shares shall be automatically deferred and reinvested in additional restricted stock subject to the same restrictions as the underlying award, to the extent shares are available under the Plan. Except as otherwise provided in the Plan and the applicable award agreement, during the restriction period established by the Compensation Committee, the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of restricted stock awarded under the Plan.
Based on service, performance and/or such other factors or criteria as the Compensation Committee may determine, the Compensation Committee may, however, at or after grant provide for the lapse of such restrictions in installments and/or may accelerate or waive such restrictions in whole or in part.

     Except as otherwise provided in the Plan and the applicable award agreement, upon termination of a participant's employment with the Company or any subsidiary or affiliate for any reason during the restriction period for a given award, all shares still subject to restriction shall be forfeited by the participant, provided, however, the Compensation Committee may provide for waiver of the restrictions in the event of termination of employment due to death, long-term disability, normal retirement or approved early retirement or in the event of hardship or other special circumstances of a participant whose employment with the Company or any subsidiary or affiliate is involuntarily terminated.

Change in Control Provisions

     The Plan provides that in the event of a "Change in Control" (as defined in the Plan), the Compensation Committee or the Board may provide that (i) any or all stock options awarded under the Plan (to the extent outstanding for a least six months) not previously exercisable and vested shall become fully exercisable and vested; (ii) the restrictions applicable to any or all restricted stock awards shall lapse and such shares and awards shall be fully vested. In addition, at any time prior to or after a "Change in Control," the Compensation Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine to be appropriate.

Amendments and Termination

     The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a stock option or restricted stock award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would, except as expressly provided in the Plan, increase the total number of shares reserved for purposes of the Plan. The Compensation Committee may amend the terms of any stock option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. Subject to certain conditions, the Board shall have the authority to amend the Plan to take into account changes in applicable tax and securities law and accounting rules, as well as other developments.

Federal Income Tax Consequences

     The following summary is a description of the Federal income tax consequences to the recipient and the Company of the issuance and exercise of stock options and restricted stock granted pursuant to the Plan. The summary is not intended to be exhaustive and does not attempt to be a comprehensive description of all possible tax effects.

     Incentive Stock Options. The grant of an ISO will not be treated as taxable income to the optionee for federal tax purposes, and will not result in a deduction for the Company for tax purposes. On exercise of an ISO, the optionee will not recognize any taxable income, and the Company will not be entitled to a deduction for tax purposes, although exercise of an ISO may give rise to liability under the alternative minimum tax provisions of the Code. Upon the sale or exchange of the shares at least two years after the grant date of the option and one year after the exercise date, the optionee will recognize long-term capital in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares, over (ii) the exercise price paid for such shares. If these holding periods are not satisfied, the optionee will recognize ordinary income (and the Company will be entitled to a deduction for tax purposes) in an amount equal to the difference between the exercise price and the lower of the fair market value of the shares on the date the option was exercised, or the sale price of such shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. Any gain recognized by the optionee on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

     Non-Qualified Stock Options. No income is realized by the optionee at the time a Non-Qualified Stock Option is granted. Upon exercise, the amount by which the fair market value of the purchased shares on the exercise date exceeds the option price will generally be taxable to the optionee as ordinary income and deductible by the Company for tax purposes. Upon disposition of the shares, appreciation or depreciation after the exercise date is treated as a short-term or long-term capital gain or loss to the optionee and will not result in any deduction by the Company.

     Restricted Stock. In general, the recipient of a restricted stock award will recognize ordinary income in the amount of any cash received plus the market value of the shares on the date when the shares are no longer subject to a substantial risk of forfeiture (as such term is defined in the Code) less any amount paid for the shares, and the Company will be entitled to a deduction for tax purposes in the same amount. If the recipient of a restricted stock award makes a timely election under Section 83(b) of the Code to have the tax liability determined at the time of the grant rather than when the restrictions lapse, the recipient will recognize compensation income and the Company shall be entitled to a deduction at that time, in an amount equal to the fair market value of the shares on the grant date.

     Deductibility of Compensation. The Company anticipates that any compensation deemed paid by the Company to its executive officers as a result of stock options or restricted stock will remain deductible by the Company and will either (a) not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company, or (b) will not cause such limit to be exceeded.

     Withholding. No later than the date as of which an amount first becomes includible in the gross income of the optionee for Federal income tax purposes with respect to any stock option or other award under the Plan, the participant shall pay to the Company, or make any arrangements satisfactory to the Compensation Committee regarding the payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement.

Required  Vote  for Adoption  of the  Atwood Oceanics,  Inc. 1996
Incentive Equity Plan

     Approval of the 1996 Incentive Equity Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE 1996 INCENTIVE EQUITY PLAN.





ITEM 4 - SHAREHOLDER PROPOSAL

     A shareholder, whose name, address and share ownership will be furnished by the Company promptly upon request, has given notice of its intention to introduce the following proposal at the Annual Meeting.

Shareholder Proposal and Supporting Statement

     We believe the employee and board composition of major corporations should reflect the people in the work force and marketplace of the 21st century if our company is going to remain competitive. Our employees, customers and stockholders are now made up of a greater diversity of backgrounds than ever before. The report of the Department of Labor's 1995 bi-partisan Glass Ceiling Commission, "Good For Business: Making Full Use of the Nation's Human Capital," confirms diversity and inclusiveness in the workplace has a positive impact on the bottom line. A report of Standard and Poor 500 companies provided by Covenant Fund revealed "...firms that succeed in shattering their own glass ceiling racked up stock-market records that were nearly 2 1/2 times better than otherwise - comparable companies."

     In 1994 the Investor Responsibility Research Center reported inclusiveness at senior management and board levels was only 9% of the fortune 500 companies in a comparable work force of 57% diversity. The Glass Ceiling Commission reported that companies are selecting from only half of the talent of our work force. Therefore we urge our corporation to enlarge its search for qualified board members by casting a wider net. If we are to be prepared for the 21st century we must learn how to compete in a growingly diverse global market place by promoting and selecting the best people regardless of race, gender or physical challenge. We believe the judgements and perspectives of a diverse board would improve the quality of corporate decision-making.

     Since the board is responsible for representing shareholder interests in corporate meetings, a growing proportion of stockholders is now attaching value to board inclusiveness. A 1994 Investor Responsibility Research Center survey revealed 37% of respondents cited board diversity as the influencing factor for supporting votes.

     The Teachers Insurance and Annuity Association and College Retirement Equities Fund, the largest institutional investor in the United States, recently issued a set of corporate governance guidelines including a call for "diversity of directors of experience, sex, age and race."

     Roger Campbell, CEO of Sun Oil, stated in the Wall Street Journal, August 12, 1996, "Often what a woman or minority person can bring to the board is some perspective a company hasn't had before--adding some modern day reality to the deliberation process. Those perspectives are of great value, and often missing from an all-white-male gathering. They can also be inspirational to the company's diverse work force."

Be it resolved that shareholders request:

1.   The nominating committee of the Board make a  greater effort
     to  find   qualified  women  and  minority   candidates  for
     nomination to the Board.

2. The Board issue a statement publicly committing the company to a policy of board inclusiveness with a program of steps to take and the timeline expected to move in that direction.

3. The Company issue a report by September 1997 at a reasonable expense that includes a description of:

     a)   efforts  to encourage diversified representation to our board
     b)   criteria for board qualification
     c)   the process of selecting the board candidates
     d)   the process of selecting the board committee members


Required Vote for Approval of the Shareholder Proposal

     Approval of the shareholder proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present. A substantially identical proposal presented at the 1995 Annual Meeting of stockholders was defeated, with 5.77% of the shares present or represented and entitled to vote at the meeting voting "for" approval of the shareholder proposal, 92.95% voting "against" approval, and 0.28% abstaining. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" APPROVAL OF THE SHAREHOLDER PROPOSAL.



                      EXECUTIVE COMPENSATION

     In accordance with the Securities and Exchange Commission ("SEC") executive compensation disclosure requirements under Item 402 of Regulation S-K, the following compensation tables and other compensation information are presented to enable shareholders to better understand the compensation of the Company's executive officers.

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee is composed of three independent, nonemployee directors. Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for approval.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
ATWOOD OCEANICS, INC. (A)

To:  The Board of Directors

     As members of the Compensation Committee, it is our duty to review compensation levels of Company's executive officers and administer the Company's stock option plan.

Compensation Policies for Executive Officers

     In determining the compensation of the Company's executive officers, it is the policy of the Committee to take into account all factors which it considers relevant to the determination, including business conditions prevailing generally and in the Company's industry during such year, the Company's performance in such year in light of such conditions, and the performance of the specific officers under consideration and the business area of the Company for which such officer is responsible.

     For fiscal year ended September 30, 1996, the compensation program for executive officers consisted primarily of base salary, year-end bonus, stock option grants and Company contributions in a contributory retirement plan. The Company's current compensation levels are within the $1 million limitation on corporate tax deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the Company intends to take the necessary steps in subsequent years to ensure that the Company's future compensation package will comply with such limits on compensation deductibility.

     Operating results for 1995 and 1996 continued to reflect significant improvements over prior years. The Company has maintained an equipment utilization rate in excess of 99 percent over the last three fiscal years, with improving cash flows and operating earnings. The Company's common stock price has likewise reflected a significant increase in per share market value over the last three years. In recognition of the significant improvement in operating performance, the Company awarded bonuses (ranging from $10,750 to $30,000) and granted salary increases to each of the Company's executive officers in December 1995 in addition to granting certain stock option awards during fiscal 1996.


Chief Executive Officer Compensation

     Mr. Irwin's compensation for fiscal year 1996 included a bonus of $30,000, an increase of approximately 12 percent in his annual base salary and the granting of certain stock options. Subsequent evaluations of Mr. Irwin's compensation will be based upon the same criteria as set forth above with respect to officers generally.

                                      Compensation Committee


                                      George S. Dotson
                                      Robert W. Burgess
December 31, 1996                     Hans Helmerich

_________________________

     (A) Notwithstanding SEC filings by the Company that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, the Report of the Compensation Committee shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.


Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee of the Board of Directors of the Company was, during the 1995-6 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K.

     During the Company's 1995-6 fiscal year, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors,
(ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or
(iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.


401(k) Plan

     The Company has a defined contribution plan (the "401(k) Plan") under which any employee who has reached age 21 and completed one year of service may contribute up to 5% of their compensation, as defined (the basic contribution). The Company makes a contribution to the 401(k) Plan equal to twice the basic contribution. Employee contributions are 100% vested and nonforfeitable. Company contributions vest 100% to each participant beginning with the fourth year of participation. If a participant terminates employment before becoming fully vested, the unvested portion is credited to the Company's account and can be used only to offset Company contribution requirements. Both the employer and the employee contributions for certain highly compensated employees may be limited through the operation of nondiscrimination provision of the Internal Revenue Code of 1986, as amended. Distributions from the 401(k) Plan are made upon retirement, death, disability or separation from service.

Executive Agreements

     The Company has entered into executive agreements ("Executive Agreements") with Messrs. Irwin, Till, Holland and Kelley regarding employment and benefits due to such executive officers upon a change of control. The purposes of the Executive Agreements are (i) to assure that the Company will have the continued dedication of the executive, notwithstanding the possibility, threat or occurrence of a change of control, (ii) to diminish the inevitable distraction of the executive resulting from the uncertainties and risks created by a pending or threatened change of control, and (iii) to provide the executive with compensation and benefits arrangements upon a change of control that are competitive with those of other corporations.

     The operative provisions of the Executive Agreements remain dormant until a change of control occurs. The definition for change of control includes (a) the acquisition by any person (other than an acquisition directly from the Company or an acquisition by the Company or an employee benefit plan of the Company) of beneficial ownership of 20% or more of the then outstanding shares of Common Stock of the Company, (b) the sale by the Company of substantially all of its assets to another corporation which is not a wholly owned subsidiary; or (c) individuals constituting the then incumbent board of directors ceasing for any reason to constitute at least a majority of the board.

     The Executive Agreements specify the severance benefits due to the executive upon termination of the executive's employment during the employment period following a change of control of the Company. Upon termination of employment by the executive with good reason (as defined in the Executive Agreement) or by the Company without cause (as defined in the Executive Agreement), the executive becomes entitled to a lump-sum severance package equivalent to all compensation and benefits he would have received for the remainder of the employment period, as though no termination occurred, as well as the immediate vesting of stock options. Termination by the executive without good reason or by the Company for cause operates to reduce the severance benefits
available.   The  term  of the  Executive  Agreements expired  on
December 31, 1996.






                       COMPENSATION TABLES

     The SEC compensation disclosure rules require that various compensation information be presented in various tables as set forth below.

                    Summary Compensation Table



                                   Annual Compensation
                                                          Long Term
                                                          Compen-
                                                           sation
                                                 Other     (Awards)
                                                Annual   Securities  All Other
Name and Principal      Fiscal                  Compen-  Underlying  Compen-
Position                 Year   Salary  Bonus   sation   Options     sation
                                                                       (A)
                                 $       $           $           (#)    ($)

 John R. Irwin           1996   194,550  30,000     ---    15,000      21,814
   President and Chief   1995   174,150  25,000     ---      ---       18,924
     Executive Officer   1994   159,000     ---     ---     4,000      17,318

 Larry P. Till           1996   126,060  11,500     ---     3,000      14,547
   Vice President -      1995   118,455  11,750     ---       ---      13,888
 Operations              1994   110,133     ---     ---     2,700      13,056

 James M. Holland        1996   120,165  12,750     ---     8,000      13,762
   Senior Vice           1995   112,800  12,750     ---       ---      13,323
 President               1994   104,871    ---      ---     2,700      12,531

 Glen P. Kelley          1996   102,180  10,750     ---     8,000      11,608
   Vice President -      1995    95,880  10,500     ---       ---      10,648
 Contracts               1994    88,863     ---     ---     2,700       6,880
     and
 Administration
---------------------------

(A) The amounts shown in the "All Other Compensation" column are derived from the following:
      (i) Mr. Irwin: Annual Company contributions to the defined contribution plan ("DCP") for 1996, 1995 and 1994 of $19,403, $17,415, and $15,900,
      respectively; Company paid term life and insurance premiums ("TLIP") for 1996, 1995 and 1994 of $2,411, $1,509, and $1,418, respectively; (ii)
      Mr. Till: Annual Company contribution to the DCP for 1996, 1995, and 1994 of $12,606, $11,845, and $11,013 respectively; Company paid TLIP for 1996, 1995, and 1994 of $1,941, $2,043, and $2,043 respectively;
      (iii) Mr. Holland: Annual Company contributions to the DCP for 1996, 1995, and 1994 of $12,016, $11,280, and $10,488 respectively; Company paid  TLIP for  1996,  1995,  and 1994  of  $1,746,  $2,043, and  $2,043
      respectively; (iv) Mr. Kelley: Annual Company contribution to the DCP for 1996, 1995, and 1994 of $10,218, $9,588, and $5,935 respectively;
      Company  paid TLIP for  1996, 1995, and  1994 $1,390, $1,060,  and $945,
      respectively.

                                          Option Grants Table

                                                           Potential Realizable
                                                                Value at
         Individual Grants Made in Fiscal 1996              Assumed Stock Price
                                                        Appreciation for Option
                                                                 Term

               Number of   Percentage
              Securities   of Total
              Underlying   Options
                Options    Granted To
                Granted    Employees
                  (A)        in          Exercise  Expiration
 Name             (#)      Fiscal Year    Price       Date      5% ($)  10% ($)
                                         ($/Share)


 Irwin         5,000 (B)       6.6%       33.25      3/6/2006  104,550  265,050
              10,000 (C)      13.2%       37.94      4/3/2006  238,600  604,400
 Till          3,000 (B)       4.0%       33.25      3/6/2006   62,730  159,030
 Holland       3,000 (B)       4.0%       33.25      3/6/2006   62,730  159,030
               5,000 (C)       6.6%       37.94      4/3/2006  119,300  302,200
 Kelley        3,000 (B)       4.0%       33.25      3/6/2006   62,730  159,030
               5,000 (C)       6.6%       37.94      4/3/2006  119,300  302,200



(A) The options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment. Twenty-five percent of such options become exercisable at each of two years, three years, four years and five years, respectively, from the date of grant. Subject to certain conditions, the exercise price may be paid by delivery of already owned shares, and tax withholding obligations related to exercise may be paid by offset of underlying shares.

(B) These options were granted on March 7, 1996 pursuant to the Company's 1990 Stock Option Plan.

(C) These options were granted on April 4, 1996 pursuant to the Company's 1990 Stock Option Plan.



                   Option Exercises and Year End Value Table

                                            Number of
                                            Securities
                                            Underlying
            Shares Acquired              Unexercised      Value of Unexercised
             on Exercise       Value     Options at      In-the-Money Options
 Name           dur-          Realized   Sept. 30, 1996   at Sept. 30, 1996 (A)
           ing Fiscal 1996      ($)             (#)                 ($)
                 (#)
                                          Exercisable/        Exercisable/
                                         Unexercisable       Unexercisable

Irwin          ---               ---     20,300/24,700     $672,807/$454,618
Till          2,000            55,000     8,100/10,475     $266,917/$283,643
Holland       1,000            14,250    11,625/15,475     $377,918/$319,905
Kelley        8,100           175,713     1,350/15,275     $ 43,204/$313,817

 -------------
(A) Calculated based upon the September 30, 1996 fair market value of $45.19 per share less the share price to be paid upon exercise. There is no guarantee that options will have the indicated value if and when exercised.



          ATWOOD OCEANICS, INC. COMMON STOCK PRICE PERFORMANCE GRAPH



COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS* AMONG ATWOOD OCEANICS, INC., THE CENTER FOR RESEARCH IN SECURITY PRICES ("CRSP") INDEX FOR THE NASDAQ STOCK MARKET, AND THE PEER GROUP OF DRILLING COMPANIES

Index Description  9/30/91  9/30//92  9/30/93    9/30/94     9/29/95    9/30/96

ATWOOD OCEANICS,     100.0     105.6    119.4      154.2       229.9      488.9
INC.

CRSP Index for       100.0     112.1    146.8      148.0       204.4      242.4
NASDAQ
Stock Market
(U.S. Companies)

Self-Determined
Peer Group           100.0      83.8    140.0      117.5       158.0      335.7

                      *Assumes $1000 invested on September 30, 1991;
                          Total returns assumes dividend reinvested;
                               Fiscal year ending September 30

 Constituents of the Self-Determined Peer Group:

 Diamond Offshore Drilling Inc.
 Ensco International Inc.                Falcon Drilling Company
 Global Marine Inc.            Marine Drilling Co. Inc.
 Noble Drilling Corp.          Reading & Bates Corp.
 Rowan Companies, Inc.         Transocean Offshore Inc.




     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by the regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, the Company believes that, during the period from October 1, 1995 through September 30, 1996, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that each of Messrs. Irwin, Till, Holland and Kelley made one late filing of a report with respect to an amendment of the terms of certain outstanding stock options.

                       RELATED TRANSACTIONS

     Upon being awarded a term contract in August 1994, the Company entered into a joint venture agreement with Helmerich & Payne, Inc. ("H&P") (which together with its wholly-owned subsidiary, Helmerich & Payne International Drilling Co., owns 23.84% of the Company's common stock) for the design, construction and operation of RIG-200, a new generation platform rig. The construction of RIG-200 was completed in late 1995; however, due to project delays in Australia unrelated to the Company's and H&P's activities, the rig was not transported to Australia until late 1996. The rig is scheduled to commence drilling operations in January 1997. H&P managed the design, construction, testing and mobilization of the rig, and the Company managed the initial installation and will manage the daily operations of the rig. The Company and H&P each have a fifty percent interest in the joint venture. At September 30, 1996, the Company had invested approximately $11 million in this project. Three of the Company's directors, namely Walter H. Helmerich III, Hans Helmerich and George S. Dotson, are directors and executive officers of H&P.


                      DIRECTORS COMPENSATION

     As compensation for services as a director of the Company, each director who is not an officer and full time employee of the Company or any of its subsidiaries was paid in 1996 $2,500 per meeting for attendance at regular Board meetings, and $250 per meeting for attendance at special Board and committee meetings.


         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accounting firm of Arthur Andersen & Co. was selected as auditors by the Company in 1970 and continues to serve in this capacity. Representatives of Arthur Andersen & Co. will be present at the shareholders' meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                      SHAREHOLDER PROPOSALS

     Proposals by Shareholders of the Company intended to be presented at the next Annual Meeting of the Shareholders must be received by the Company on or before September 26, 1997 in order to be included in the next Proxy statement and Form of Proxy relating to that meeting.


                          OTHER MATTERS

     Management does not intend to bring any other matters before the meeting and has not been informed that any matters are to be presented by others. In the event any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their judgment on such matters.

     If you do not contemplate attending the meeting in person, you are respectfully requested to sign, date and return the accompanying proxy in the enclosed, stamped envelope at your earliest convenience.

     The Company will provide, without charge, upon written request of any shareholder, a copy of its Annual Report on Form 10K including financial statement schedules for the fiscal year ended September 30, 1996 as filed with the Securities and Exchange Commission. Please direct such request to James M. Holland, Secretary, Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218.

                    By order of the Board of Directors



                              /s/ John R. Irwin, President

Houston, Texas
January 24, 1997

                              FRONT SIDE OF PROXY



                             ATWOOD OCEANICS, INC.
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                   ANNUAL MEETING OF SHAREHOLDERS CALLED FOR
                               FEBRUARY 13, 1997
      The undersigned, having received the Notice of Meeting and Proxy Statement dated January 24, 1997, appoints James M. Holland and Larry P. Till and each or either of them as proxies, with full power of substitution, to represent the undersigned and to vote all shares of the Common Stock of Atwood Oceanics, Inc. standing in the undersigned's name on its books on December 31, 1996 at the Annual Meeting of the Shareholders of the Company to be held February 13, 1997, at the main offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, Houston, Texas 77084, 10:00 A.M., Houston Time, and any adjournment thereof, as follows:

      IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED WITH AUTHORITY FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, FOR ADOPTION OF THE ATWOOD
OCEANICS,  INC.  1996  INCENTIVE  EQUITY  PLAN  AND  AGAINST  THE  SHAREHOLDER
PROPOSAL.

                    (PLEASE DATE AND SIGN ON REVERSE SIDE)

                             (BACK SIDE OF PROXY)

Please mark boxes in blue or black ink.

The proxies appointed herein may act by a majority of said proxies present at the meeting (or if only one is present, by that one).

(1)   ELECTION OF DIRECTORS PROPOSED BY THE COMPANY:

____FOR the nominees listed below      ____WITHHOLD AUTHORITY for the nominees
listed below



NOMINEES:

ROBERT W. BURGESS       WALTER H. HELMERICH, IIIWILLIAM J. MORRISSEY
GEORGE S. DOTSON        HANS HELMERICH        JOHN R. IRWIN

      Authority to vote for any specific nominee for director may be withheld by lining through or otherwise striking out such nominee's name.



(2) APPROVAL OF PROPOSED AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK FROM 10,000,000 SHARES TO 25,000,000 SHARES

     FOR              AGAINST                 ABSTAIN



(3)   PROPOSAL TO ADOPT THE ATWOOD OCEANICS, INC. 1996 INCENTIVE EQUITY PLAN

     FOR              AGAINST                 ABSTAIN



(4)   SHAREHOLDER PROPOSAL

            FOR           AGAINST           ABSTAIN




(5) In their discretion, upon other matters that may properly come before the meeting.

      Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. The persons named in this proxy or their substitutes will vote in accordance with the recommendations of management on such matters.

_____________           ____________________________
   Date                 Signature of Shareholder

                  ____________________________
                  Signature of Joint Shareholder
                  NOTE: Please sign exactly as name
                  appears above. When signing as
                  attorney, executor, administrator,
                  trustee or guardian, please give
                  full title. If stock is held in
                  the name of more than one person,
                  each joint owner should sign.

             Please note any change of address.

Appendix - Atwood Oceanics Inc. 1996 Incentive Equity Plan


                             ATWOOD OCEANICS, INC.
                          1996 INCENTIVE EQUITY PLAN


Section 1.  Purpose.

      The 1996 Incentive Equity Plan (the "Plan") is intended to encourage key executives and managerial employees of Atwood Oceanics, Inc. (the "Company") and its Subsidiaries or Affiliates to become owners of Stock of the Company in order to increase their interest in the Company's long-term success, to provide incentive equity opportunities which are competitive with other similarly situated corporations and to stimulate the efforts of such employees by giving suitable recognition for services which contribute materially to the Company's success.

Section 2.  Definitions.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Affiliate" means any entity other than the Company and its Subsidiaries which the Board designates as an "Affiliate" for the purposes of this Plan.

      (b)   "Board" means the Board of Directors of the Company.

      (c) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or a participant's failure to perform his work in accordance with reasonable standards established by the Company, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

      (e) "Committee" means the Committee referred to in Section 3 of the Plan. If at any time a Committee shall not be in existence, then the functions of the Committee specified in the Plan shall be exercised by the Board.

      (f) "Company" means Atwood Oceanics, Inc., a corporation organized under the laws of the State of Texas, or any successor corporation.

      (g) "Disability" means permanent and total disability as determined under the Company's long-term disability program.

      (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (i) "Fair Market Value" means, as of any given date, the closing price of the Stock on such date as reported on the principal United States securities exchange on which the Stock is listed, or if the Stock is not so listed, the closing price as quoted on the NASDAQ National Market System, or if the Stock is not so listed or quoted, the closing bid as quoted on the NASDAQ over-the-counter market; provided, that if no such prices are so reported or quoted on that date or if, in the discretion of the Committee, another means of determining the Fair Market Value of a share of Stock at such date is deemed necessary or advisable, the Committee may provide for another means for determining such Fair Market Value.

      (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

      (k) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

      (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      (m) "Plan" means the Atwood Oceanics, Inc. 1996 Incentive Equity Plan, as hereafter amended from time to time.

      (n) "Restriction Period" means the period of time during which shares of Stock awarded to a participant pursuant to Section 7 remain subject to the restrictions referred to in Section 7(b).

      (o) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7.

      (p) "Retirement" means retirement from active employment with the Company or any Subsidiary or Affiliate on or after the normal retirement date or pursuant to the early retirement provisions set forth in the applicable pension plan of such employer.

      (q) "Rule 16b-3" means such rule as promulgated and amended from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act.

      (r) "Stock" means the shares of Common Stock, par value $1.00 per share, of the Company.

      (s) "Stock Option" or "Option" means any option (including Incentive Stock Options and Non-Qualified Stock Options) to purchase shares of Stock granted pursuant to Section 6.

      (t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

In addition, the terms "Approval Date" and "Change in Control" shall have meanings set forth in Section 8.

Section 3.  Administration.

      The Plan shall be administered by the Compensation Committee of the Board of Directors, which shall consist solely of two or more Non-Employee Directors who are appointed by, and serve at the pleasure of, the Board. The Committee shall have the power and authority to grant to eligible employees Stock Options and Restricted Stock. In particular, the Committee shall have the authority:

            (i) to select the key employees of the Company, its Subsidiaries and Affiliates to whom Stock Options and other awards may from time to time be granted;

            (ii) to determine whether and to what extent Stock Options and Restricted Stock are granted;

            (iii) to determine the number of shares to be covered by each such award granted;

            (iv) to determine the terms and conditions, not inconsistent with the terms hereof, of any award granted (including, but not limited to, the share price and any restriction or limitation on, or any vesting, acceleration or forfeiture waiver regarding, any award, based on such factors and criteria as the Committee shall determine, in its sole discretion); and

            (v) to determine and adjust the performance goals and measurements applicable to performance-based Restricted Stock awards to include or exclude the impact of extraordinary or unusual items, events or circumstances and/or to reflect change in applicable tax or accounting rules and other developments.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award granted and any agreements relating thereto; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

Section 4.  Eligibility.

      Officers and key employees of the Company, its Subsidiaries and its Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries or its Affiliates are eligible to be granted Stock Options, Restricted Stock Awards. The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

Section 5.  Stock Subject to Plan.

      The total number of shares of Stock reserved and available for distribution pursuant to Stock Options or Restricted Stock hereunder shall be 335,000 shares; provided, however, that not more than ten percent (10%) of such shares shall be available for distribution pursuant to Restricted Stock hereunder. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock award granted hereunder are forfeited or any such Option or other award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Board, provided that the number of shares subject to any award shall always be a whole number.

Section 6.  Stock Options.

      Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

      Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options; and (ii) Non-Qualified Stock Options (provided that Incentive Stock Options may not be granted to employees of Affiliates). The Committee may grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

      Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

      Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee deems appropriate:

            (a)   Exercise Price.    The exercise  price  per share  of  Stock
      purchasable under a Stock Option shall be not less than the Fair Market Value on the day the Option is granted.

            (b)   Option Term.   The term of each Stock  Option shall be fixed
      by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date such Option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date such Option is granted.

            (c) Exercise of Options. Options shall become exercisable at such time or times and subject to such terms and conditions (including, without limitation, installment exercise provisions) as shall be determined by the Committee, provided, however, that, except as provided in Section 6(f) or (g) (in the case of Disability) and Section 8, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the option. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part based on performance and/or such other factors as the Committee may determine.

            (d) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as may be permitted in accordance with rules or procedures adopted by the Committee.

            As determined by the Committee at or after grant, payment in full or in part may also be made by delivery to the Company of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company in satisfaction of the exercise price. As determined by the Committee at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee (based on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee).

            No shares of Stock shall be transferred until full payment therefor has been made. An optionee shall generally have the rights of a shareholder with respect to shares subject to the Option only when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, given the representation described in Section 11(a).

            (e) Transferability of Options. The Committee may, in its discretion, authorize all or a portion of any Non-Qualified Stock Options to be granted on terms which permit transfer by the optionee to
      (i) the spouse, children or grandchildren of the optionee, (ii) a trust or trusts for the exclusive benefit of the spouse, children or grandchildren of the optionee, or (iii) a partnership in which the spouse, children or grandchildren of the optionee are the only partners; provided in each case that (x) there may be no consideration for any such transfer, (y) the stock option agreement pursuant to which such Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this section, and (z) subsequent transfers of transferred options shall be prohibited except those made in accordance with this section or by will or by the laws of descent and distribution. Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions with respect to termination of employment set forth in subsections (f), (g) and (h) of this Section 6 shall continue to apply with respect to the original optionee, in which event the Stock Options shall be exercisable by the transferee only to the extent and for the periods specified herein. The original optionee will remain subject to withholding taxes upon exercise of any such Stock Option by the transferee. The Company shall have no obligation whatsoever to provide notice to any transferee of any matter, including without limitation, early termination of a Stock Option on account of termination of employment of the original optionee.

            Except as set forth above and in the applicable stock option agreement, no Stock Option shall be transferable by the optionee otherwise than by will or by laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. At the request of an optionee, Stock purchased upon exercise of an Option may be issued or transferred into the name of the optionee and another person jointly with rights of survivorship.

            (f) Termination by Death. Subject to Section 6(i), if an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period up to three years as the Committee may specify) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

            (g) Termination by Reason of Disability or Retirement. Subject to Section 6(i), if an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

            (h)   Other   Termination  of   Employment.     Unless   otherwise
      determined by the Committee at or after grant, if an optionee's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Retirement, the optionee will have three months from the date of termination to exercise any and all Stock Options that are then exercisable, except that, if the termination was for Cause, any and all Options shall be immediately canceled.

            (i) Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) or any predecessor of any such corporation, in each case after 1986 shall not exceed $100,000.

            The  Committee may provide at grant, to the extent permitted under
      Section 422 of the Code, that, if (i) a participant's employment with the Company or its Subsidiaries is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 6(f), (g) or (h), applied without regard to this
      Section 6(i), is greater than the portion of such Option that is exercisable as an "incentive stock option" during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option either as an Incentive Stock Option or, if exercised after the expiration of the applicable exercise periods under Section 422(a) of the Code, as a Non-Qualified Stock Option. The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change in Control.

Section 7.  Awards of Restricted Stock.

      (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries or Affiliates to whom, and the time or times at which, such grants will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of an award, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may condition grants of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      (b) Restrictions and Conditions Applicable to Restricted Stock Awards. Restricted Stock awards shall be subject to the following restrictions and conditions:

            (i) The consideration for issuance of shares of Restricted Stock pursuant to the Plan shall be not less than their par value, payable in cash or in services performed, at the discretion of the Committee.

            (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter periods as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

            The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof of the Company, and has otherwise complied with the applicable terms and conditions of such award.

            (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Atwood Oceanics, Inc. 1996 Incentive Equity Plan and an Agreement entered into between the registered owner and Atwood Oceanics, Inc. Copies of such Plan and Agreement are on file in the offices of Atwood Oceanics, Inc., Houston, Texas."

            The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

            (iv) Subject to the provisions of this Plan and the applicable award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, however, at or after grant provide for the lapse of such restrictions in installments and/or may accelerate or waive such restrictions in whole or in part.

            (v) Except as provided in this Section 7(b), the recipient shall have, with respect to the shares of Restricted Stock covered by any award, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends, provided, however, that unless otherwise determined by the Committee, any dividends on such shares shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying award, to the extent shares are available under Section 5.

            (vi) Except as otherwise provided in this Section 7(b) and in the applicable award agreement, upon termination of a participant's employment with the Company or any Subsidiary or Affiliate for any reason during the Restriction Period for a given award, all shares still subject to restriction shall be forfeited by the participant, provided, however, the Committee may provide for waiver of the restrictions in the event of termination of employment due to death, Disability or Retirement.

            (vii) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Subsidiary or

      Affiliate is involuntarily terminated (other than for Cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

            (viii) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the participant.

Section 8.  Change in Control Provisions.

      (a) Impact of Event. In the event of a "Change in Control" as defined in Section 8(b), the Committee or the Board may provide that one or more of the following acceleration and valuation provisions shall apply:

            (i) Any or all Stock Options awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested.

            (ii) The restrictions applicable to any or all Restricted Stock awards shall lapse and such shares and awards shall be fully vested.

      (b) Definition of "Change in Control." For purposes of Section 8(a), a "Change in Control" means the happening of any of the following:

            (i) A tender offer is made and consummated for the ownership of 20% or more of the outstanding voting securities of the Company;

            (ii) The Company shall merge or consolidate with another corporation and as a result of such merger or consolidation less than 80% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Exchange Act as in effect on the date the Plan was first approved by the shareholders of the Company (the "Approval Date")) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation;

            (iii) The Company shall sell substantially all of its assets to another corporation which is not a Subsidiary; or

            (iv)  A  person,  within  the meaning  of  Section  3(a)(9) or  of
      Section 13(d)(3) (as in effect on the Approval Date) of the Exchange Act, shall acquire 20% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record).

      For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the Approval Date) pursuant to the Exchange Act.

Section 9.  Amendments and Termination.

      The Board may amend,  alter, or discontinue the Plan,  but no amendment,
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                                   Page 43

alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option or Restricted Stock award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would, except as expressly provided in the Plan, increase the total number of shares reserved for purposes of the Plan.

      The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in applicable tax and securities law and accounting rules, as well as other developments.

Section 10. Unfunded Status of Plan.

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments hereunder consistent with the foregoing.

Section 11. General Provisions.

      (a) The Committee may require each person purchasing shares pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in this Plan shall prevent the Company, a Subsidiary or an Affiliate from adopting other or additional compensation arrangements for its employees.

      (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

      (d) No later than the date as of which an amount first becomes includible in the gross income of the optionee for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the participant shall pay to the Company, or make any arrangements satisfactory to the Committee regarding the payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from the payment(s) otherwise due to the participant.

      (e)   The  Committee  shall  establish  such  procedures  as  it   deems
appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

      (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12. Effective Date of Plan.

      The  Plan  shall  be  effective  on  the  date  it  is  approved by  the
stockholders of the Company.   Grants made prior to such  stockholder approval
shall be contingent on such approval.

Section 13. Term of Plan.

      No Stock Option or Restricted Stock shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the plan, but awards granted prior to such tenth anniversary may extend beyond that date.